Exhibit 10.5

Guaranty Agreement

between

Josef Mettler, Bachtelstrasse 20, CH-8808 Pfaffikon

Hans Rigendinger, Hartbertstrasse 11, CH-7000 Chur

Max Rossler, Aeschi 4, CH-6052 Hergiswil

Zypam Ltd., 35a Jasmine Court, Regent St, Belize-City, Belize

represented by Josef Mettler

hereinafter referred to as "Guarantors"

and

SunVesta Holding AG

Seestrasse 97

CH-8942 Oberrieden

hereinafter referred to as "Beneficiary"

1. Statements, declaration of intention and principle

1.1 The balance sheet of the beneficiary dated 31.12.2011 prepared on the basis of going concern values as well as the cash flow planned as of 15th June 2012 (both documents are listed in

Appendix A for this Agreement) show a capital requirement that is not yet secured at the present time which has to be covered at any time up to the date when the whole project financing is secured (construction loan) "Paradisus Papagayo Bay".

1.2 The guarantors are together majority shareholders or principal lenders of the beneficiary and since the establishment of the beneficiary they have covered the capital requirements that have arisen. With regard to this and in the endeavour to guarantee cover to creditors of the beneficiary and for the purpose of ensuring the capital requirement of the beneficiary up to the time of securing the whole project finance "Paradisus Papagayo Bay" this Guarantee Agreement

(hereinafter referred to as "Agreement") is concluded.

2. Guarantee performance

2.1 The guarantors undertake, irrespective of the validity and legal effectiveness of any further contracts concluded between them and the beneficiaries and agreeing to waive any right to objections and arguments from the same, irrevocably, to pay to the beneficiary upon the first written payment demand, within 30 days from receipt of the demand, the amount necessary to guarantee the cover mentioned under §1.

2.2 Recourse to this guarantee shall be deemed to have taken place if the written payment demand is in the possession of the guarantors.

3. Further duties of the guarantors

3.1  The  guarantors  shall  inform  the  company  immediately  if  they  are  no  longer  able  to  fulfill  their obligations in accordance with this Agreement.

3.2 During the period of this Agreement the guarantors shall refrain from selling, encumbering or decreasing their current equity holding in the beneficiary. In the same way the liabilities of the beneficiary in relation to the guarantors shall not be paid off during the period of this Agreement.

The guarantors shall refrain from assigning to third parties any claims they have in relation to the beneficiary.

3.3 All claims of the guarantors in relation to the beneficiary based on the provision of guarantee payments to the beneficiary or the latter's creditors shall count in full as subordinated in rank as defined by Art. 725 OR (code of obligations).

The parties relinquish all rights of offsetting and retention in relation to each other.

4. Assignability

A party is not permitted to transfer or assign to third parties individual rights or all rights of this

Agreement without the prior written consent of the other party. Any transfer or assignment without such consent shall be invalid.

5. Period of validity

5.1 Notice of termination cannot be issued for this Agreement. It may be cancelled only if the beneficiary has succeeded in securing the project finance (construction loan) for the project

"Paradisus Papagayo Bay".

6. Approval, credit standing

6.1 This Agreement has been approved by the board of directors of the beneficiary in acknowledgement of the credit standing of the guarantors.

7. Final provisions

7.1 This Agreement contains the whole contractual intention of the parties concluding the contract and it replaces all previous written and verbal agreements between the parties relating to this matter.

7.2 If a party makes no use or only partial use of their right under this Agreement, this shall not signify a general relinquishment of the entitlement to assert such rights.

7.3 Changes and additions to this Agreement, including this provision, shall require written form and the consent and signature of both parties.

7.4 If individual provisions of this Agreement are or become invalid, this shall not affect the validity or effectiveness of the other provisions of the Agreement. The parties undertake to replace the invalid or ineffective provision with a valid and effective regulation that comes as close as possible to the sense and purpose of the invalid or ineffective provisions. The same shall apply, mutatis mutandis, for gaps in the contract.

8. Applicable law and place of jurisdiction

8.1 This Agreement shall be subject to Swiss law with exclusion of any rules concerning conflicts of laws such as international private law.

8.2 The courts of law at the registered office of the debtor shall have exclusive jurisdiction for judgment on all disputes from or in connection with this Agreement – including any that relate to the question of formation of this Agreement or its validity.

City, date:

City, date:

Oberrieden, 16th July 2012

Oberrieden, 16th July 2012

The Guarantors:

SunVesta Holding AG

/s/ Hans Rigendinger

/s/ Hans Rigendinger

Hans Rigendinger

Hans Rigendinger

/s/ Josef Mettler

/s/ Josef Mettler

Josef Mettler

Josef Mettler

/s/ Max Rössler

Max Rössler

/s/ Josef Mettler

Zypam Ltd.

represented by Josef Mettler

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